Exhibit 10.6

PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (this “Agreement”), dated as of February 24, 2011, is made by Digital Angel Corporation and Pledgor’s wholly-owned subsidiary Destron Fearing Corporation (collectively referred to herein as the “Pledgor”), both with an address at 490 Villaume Avenue, South Saint Paul, MN 55075, in favor of the holders of the Pledgor’s 16% Senior Secured Convertible Debentures due July 1, 2012, in the original aggregate principal amount of $2,000,000 (collectively, the “Debentures”) signatory hereto, their endorsees, transferees and assigns (collectively, the “Pledgees).

WHEREAS, Pledgees have agreed to loan to the Pledgor the amount of $2,000,000 to be evidenced by the Debentures to be delivered upon execution hereof; and

WHEREAS, a condition precedent to the loan is that Pledgor shall have executed and delivered to the Pledgees a pledge agreement providing for the pledge to the Pledgees of, and the grant to the Pledgees of a security interest in, 3,646,166 shares of Signature Industries Limited, a limited company formed under the laws of England and Wales (“Signature”) that are wholly owned by Pledgor and Pledgor’s wholly-owned subsidiary Destron Fearing Corporation (such pledged shares of common stock of Signature, the “Pledged Shares”), as set forth on Schedule A annexed hereto.

NOW, THEREFORE, in consideration of the premises and the agreements herein contained and in order to induce the Pledgees to make the loan described above, the Pledgor hereby agrees with the Pledgees as follows:

SECTION 1.  Definitions.  All terms used in this Agreement which are defined in the Debenture, Article 8 or Article 9 of the Uniform Commercial Code (the “UCC”) currently in effect in the State of New York and which are not otherwise defined herein shall have the same meanings herein as set forth therein, provided that terms used herein which are defined in the UCC as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute.

SECTION 2.  Pledge and Grant of Security Interest.  As collateral security for all of the Obligations (as defined in Section 3 hereof), the Pledgor hereby pledges and assigns to the Pledgees, and grants to the Pledgees a continuing security interest in, the Pledgor’s right, title and interest in and to the Pledged Shares, the certificates representing such Pledged Shares, all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property (including, without limitation, any stock dividend and any distribution in connection with a stock split) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares (collectively, the “Pledged Collateral”).

SECTION 3.  Security for Obligations.  The security interest created hereby in the Pledged Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (collectively, the “Obligations”), all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing to, of Pledgor to the Pledgees, including, without limitation, all obligations under this Agreement, the Debentures and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from any of the Pledgees as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.  Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation: (i) principal of, and interest on the Debentures and the loans extended pursuant thereto; (ii) any and all other fees, indemnities, costs, obligations and liabilities of the Pledgor from time to time under or in connection with this Agreement, the Debentures, and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith; and (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Pledgor.

SECTION 4.  Delivery of the Pledged Collateral.

(a)           Pledgees shall hold the Pledged Shares, together with undated stock powers executed in blank, signature guaranteed suitable for transfer, for their benefit and Pledgor further agrees to execute such other documents and to take such other actions as the Pledgees reasonably deem necessary or desirable to create and perfect the security interests intended to be created hereunder, to effect the foregoing and to permit the Pledgees to exercise any of their rights and remedies hereunder.

(b)           If Pledgor shall receive, by virtue of its being or having been an owner of any Pledged Collateral, any (i) stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off), promissory note or other instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Collateral, or otherwise, (iii) dividends or interest payable in cash or in securities or other property, (iv) dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Collateral, (v) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, or (vi) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral, such stock certificate, promissory note, instrument, option, right, property, payment or distribution constituting Pledged Collateral shall be, and shall forthwith be delivered to the Pledgees to hold as, Pledged Collateral and shall be received in trust for the benefit of the Pledgees, shall be segregated from Pledgor’s other property and shall be delivered forthwith to the Pledgees in the exact form received, with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Pledgees as Pledged Collateral and as further collateral security for the Obligations.

SECTION 5.  Representations and Warranties.  The Pledgor represents and warrants as follows:

(a)           The execution, delivery and performance by the Pledgor of this Agreement and the exercise by the Pledgees of any of its rights and remedies in accordance with the terms of this Agreement and applicable securities law will not contravene any law or any contractual restriction binding on or affecting the Pledgor or any of its properties and do not and will not result in or require the creation of any lien upon or with respect to any of its properties other than pursuant to this Agreement.

(b)           The Pledgor is and will be at all times the beneficial owner of the Pledged Collateral free and clear of any lien or option except for the security interest created by this Agreement.

(c)           No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body is required for the grant by the Pledgor, or the perfection of the security interest purported to be created hereby in the Pledged Collateral or the exercise by the Pledgees of any of their rights and remedies hereunder, except as may be required in connection with any sale of any Pledged Collateral by laws affecting the offering and sale of securities generally, including the foreclosure procedures sanctioned under the interpretations of the securities laws.

(d)           This Agreement creates a valid security interest in favor of the Pledgee in the Pledged Collateral as security for the Obligations.  Such security interest is, or in the case of Pledged Collateral in which the Pledgor obtains rights after the date hereof, will be, a perfected, first priority security interest.  All action necessary to perfect and protect such security interest has been duly taken, except for the Pledgees having possession of security certificates constituting Pledged Collateral after the date hereof and obtaining control of uncertificated securities and security entitlements constituting Pledged Collateral after the date hereof.

SECTION 6.  Covenants as to the Pledged Collateral.  So long as any of the Obligations shall remain outstanding, the Pledgor will, unless the Pledgees shall otherwise consent in writing:

(a)           keep adequate records concerning the Pledged Collateral and permit the Pledgees or any agents or representatives of the Pledgees at any reasonable time and from time to time to examine and make copies of and abstracts from such records;

(b)           at its expense, promptly deliver to the Pledgees a copy of each notice or other communication received by it in respect of the Pledged Collateral;

(c)           at its expense, defend the Pledgees’ right, title and security interest in and to the Pledged Collateral against the claims of any person or entity;

(d)           at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Pledgees may reasonably request in order to (i) perfect and protect the security interest purported to be created hereby or (ii) enable the Pledgees to exercise and enforce their rights and remedies hereunder in respect of the Pledged Collateral;

(e)           not sell, assign (by operation of law or otherwise), transfer, exchange or otherwise dispose of any Pledged Collateral or any interest therein;

(f)           not create or suffer to exist any lien upon or with respect to any Pledged Collateral except for the security interest created hereby;

(g)           not make or consent to any amendment or other modification or waiver with respect to any Pledged Collateral or enter into any agreement or permit to exist any restriction with respect to any Pledged Collateral other than pursuant hereto; and

(h)           not take or fail to take any action which would in any manner impair the value or enforceability of the Pledgees’ security interest in any Pledged Collateral.

SECTION 7.  Voting Rights, Etc. in Respect of the Pledged Collateral.

(a)           So long as no Event of Default or event which, with the giving of notice or lapse of time or both, would constitute an Event of Default, shall have occurred and be continuing:

(i)           the Pledgor may exercise any and all voting and other consensual rights pertaining to any Pledged Collateral for any purpose not inconsistent with the terms of the Debenture; and

(ii)          Pledgees will execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph Section 7(a)(i) hereof.

(b)           Upon the occurrence and during the continuance of an Event of Default or an event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default:

(i)           all rights of the Pledgor to exercise the voting and other consensual rights which they would otherwise be entitled to exercise pursuant to Section 7(a)(i) hereof shall cease, and all such rights shall thereupon become vested in the Pledgees which shall thereupon have the sole right to exercise such voting and other consensual rights; and

(ii)          without limiting the generality of the foregoing, the Pledgees may at their option exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of such Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other adjustment of the Pledgor, or upon the exercise of any right, privilege or option pertaining to any Pledged Collateral, and, in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine.

SECTION 8.  Additional Provisions Concerning the Pledged Collateral.

(a)           The Pledgor hereby authorizes the Pledgees to file, without the signature of the Pledgor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Pledged Collateral.

(b)           The Pledgor hereby irrevocably appoints Pledgee as the Pledgor’s attorney-in-fact and proxy, with full authority, exercisable only during the existence of an Event of Default, in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in Pledgee’s discretion, to take any action and to execute any instrument which Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Pledgor under Section 7(a) hereof), including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend or other distribution in respect of any of Pledgee’s Pledged Collateral and to give full discharge for the same.  This power is coupled with an interest and is irrevocable until all of the Obligations are satisfied in full.

(c)           If the Pledgor fails to perform any agreement or obligation contained herein, Pledgee itself may perform, or cause performance of, such agreement or obligation with respect to Pledged Collateral, and the expenses of Pledgee incurred in connection therewith shall be payable by the Pledgor pursuant to Section 10 hereof and shall be secured by the Pledged Collateral.

SECTION 9.  Remedies Upon Default.  If any Event of Default shall have occurred and be continuing, in the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Pledgee is legally entitled, the Pledgor shall be liable for the deficiency, together with interest thereon at the highest rate specified in the Debenture for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees of any attorneys employed by Pledgee to collect such deficiency.

SECTION 10.  Indemnity and Expenses.

(a)           The Pledgor agrees to indemnify and hold harmless Pledgee and all of its stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) from and against any and all third-party claims, damages, losses, liabilities, obligations, penalties, costs and expenses (including, without limitation, reasonable attorneys’  fees and disbursements) to the extent that they arise out of or otherwise result from Pledgor’s breach of this Agreement (including, without limitation, enforcement of this Agreement), except, to the extent any such indemnified person or entity, claims, losses or liabilities result from such person or entity’s gross negligence or willful misconduct and except to the extent that such claims, losses or liabilities result from failure of such indemnified person or entities to comply with the securities laws.

(b)           The Pledgor will pay to Pledgee upon demand the amount of any and all costs and expenses, including the fees and disbursements of Pledgee's counsel and of any experts and agents, which Pledgee may incur in connection with (i) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of Pledged Collateral, (ii) the exercise or enforcement of any of the rights of Pledgee hereunder or (iii) the failure by Pledgor to perform or observe any of the provisions hereof.

SECTION 11.  Notices.  Whenever notice is required to be given under this Agreement, unless otherwise provided herein, such notice shall be given in accordance with the terms of the Debenture.

SECTION 12.  Security Interest Absolute.  To the extent permitted by law, all rights of Pledgee and the Pledgor hereunder shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of any ancillary agreement or any other agreement or instrument relating thereto, (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from any guaranty, for all or any of the Obligations, or (iii) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Obligations.  All authorizations and agencies contained herein with respect to any of the Pledged Collateral are irrevocable and powers coupled with an interest.

SECTION 13.  Miscellaneous.

(a)           No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Pledgor and Pledgee, and no waiver of any provision of this Agreement, and no consent to any departure by the Pledgor therefrom, shall be effective unless it is in writing and signed by Pledgee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b)           No failure on the part of Pledgee to exercise, and no delay in exercising, any right hereunder or under any ancillary agreement shall operate as a waiver thereof nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.  The rights and remedies of the Pledgee provided herein and in the ancillary agreements are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.  The rights of the Pledgee under any ancillary agreement against any party thereto are not conditional or contingent on any attempt by Pledgee to exercise any of its rights under any other document against such party or against any other person or entity.

(c)           Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(d)           This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the satisfaction in full or release of the Obligations and (ii) be binding on the Pledgor and its successors and assigns and shall inure, together with all rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee and its successors, transferees and assigns, provided that no such transfer or assignment shall be valid if it is in violation of applicable securities laws.  Without limiting the generality of clause (ii) of the immediately preceding sentence, subject to compliance with the applicable securities laws and applicable provisions of the ancillary agreements, Pledgee may assign or otherwise transfer all or any portion of the Debenture, and its rights under the ancillary agreements, to any other person or entity, and such other person or entity shall thereupon become vested with all of the benefits in respect thereof granted to Pledgee herein or otherwise unless such benefit is unavailable due to the status of such transferee or otherwise under applicable law.  Upon any such permitted assignment or transfer, all references in this Agreement to Pledgee shall mean the assignee of Pledgee.  None of the rights or obligations of the Pledgor hereunder may be assigned or otherwise transferred without the prior written consent of Pledgee.

(e)           Upon the satisfaction in full of the Obligations, (i) this Agreement and the security interest created hereby shall terminate and all rights to the Pledged Collateral, if any shall be remaining, shall revert to the Pledgor, and (ii) the Pledgee shall, upon the Pledgor’s request and at the Pledgor’s expense, (A) return to the Pledgor such of the Pledged Collateral as shall not have been sold or otherwise disposed of, dealt with or applied pursuant to the terms hereof and of the ancillary agreements and (B) execute and deliver to the Pledgor, without recourse, representation or warranty, such documents as the Pledgor shall reasonably request to evidence such termination.

(f)           All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

DIGITAL ANGEL CORPORATION

By:
Name:
Title:

DESTRON FEARING CORPORATION

By:
Name:
Title:

[HOLDERS]

By:
Name:
Title: